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                                                                  EXHIBIT 10.15

                              GENERAL SECURITY AGREEMENT

          GENERAL SECURITY AGREEMENT dated as of May 5, 1998, made by SPEAKEASY GAMING OF LAS VEGAS, INC., a Nevada corporation (the "Grantor"), in favor of MADELEINE LLC, as lender (the "Lender").

                               W I T N E S S E T H :

          WHEREAS, the Grantor, Speakeasy Gaming of Reno, Inc., a Nevada corporation ("Speakeasy Reno"), Mountaineer Park, Inc., a West Virginia corporation ("Mountaineer" and together with the Grantor and Speakeasy Reno, collectively, the "Borrowers"), MTR Gaming Group, Inc., a Delaware corporation, (the "Guarantor" and together with the Grantor, Speakeasy Reno and Mountaineer, collectively, the "Loan Parties"), and the Lender are entering into a Third Amended and Restated Loan Agreement, dated as of July 2, 1996, as amended and restated as of December 10, 1996, as further amended and restated as of July 2, 1997, and as further amended and restated as of the date hereof, (such agreement, as further amended or otherwise modified from time to time, being hereinafter referred to as the "Loan Agreement");

          WHEREAS, pursuant to the Loan Agreement, the Lender has agreed to make (and has from time to time made) (i) certain term loans (collectively the "Term Loans") to the Borrowers in an aggregate principal amount not to exceed the Term Commitment (as defined in the Loan Agreement), and (ii) a line of credit available for loans to the Borrowers (the "Line Loans" and, collectively with the Term Loan, the "Loans") in an aggregate principal amount not to exceed the Line Commitment (as defined in the Loan Agreement);

          WHEREAS, the Grantor, Mountaineer, the Guarantor, Speakeasy Reno and the Lender are entering into the third amendment and restatement of the Loan Agreement for the purposes of making increases to the Term Commitment and the Line Commitment and for the purpose of adding the Grantor and Speakeasy Reno as Borrowers under the Loan Agreement to be bound by the terms of such agreement as Borrowers; and

          WHEREAS, it is a condition precedent to the making and continuing (as applicable) of the Loans by the Lender pursuant to the Loan Agreement that the Grantor shall have executed and delivered to the Lender a security agreement providing for the grant to the Lender of a security interest in all personal property and fixtures of the Grantor;

          NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Lender to make and maintain the Loans pursuant to the Loan Agreement, the Grantor hereby agrees with the Lender as follows:

          SECTION 1. DEFINITIONS. Reference is hereby made to the Loan Agreement for a statement of the terms thereof. All terms used in this Agreement which are defined in the Loan Agreement or in Article 9 of the Uniform Commercial Code (the "Code") currently in effect in the State of New York and which are not otherwise defined herein shall have the same meanings herein as set forth therein.


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          SECTION 2.  GRANT OF SECURITY INTEREST.  As collateral security for all of the Obligations (as defined in Section 3 hereof), the Grantor hereby pledges and assigns to the Lender, and grants to the Lender a continuing security interest in, all personal property and fixtures of the Grantor, wherever located and whether now or hereafter existing and whether now owned or hereafter acquired, of every kind and description, tangible or intangible (the "Collateral"), including, without limitation, the following:

          (a) all equipment of any kind including, without limitation, the equipment described in Schedule I hereto, all furniture, fixtures, machinery and all motor vehicles, tractors and other like property, whether or not the title thereto is governed by a certificate of title or ownership (hereinafter collectively referred to as the "Motor Vehicles"), wherever located and whether now or hereafter existing and whether now owned or hereafter acquired, together with all substitutes, replacements, accessions and additions thereto, and all tools, parts, accessories and attachments used in connection therewith (hereinafter collectively referred to as the "Equipment");

          (b) all of the Grantor's right, title and interest in and to all inventory of any kind, wherever located and whether now or hereafter existing and whether now owned or hereafter acquired, and all accessions thereto and products thereof (any and all such inventory, accessions and products being hereinafter referred to as the "Inventory");

          (c) all of the Grantor's right, title and interest in and to (i) all accounts, contract rights, chattel paper, instruments, documents, general intangibles and other rights or obligations of any kind, whether now or hereafter existing and whether now owned or hereafter acquired, arising out of or in connection with the sale or lease of goods or the rendering of services or otherwise and (ii) all rights now or hereafter existing in and to all security agreements, leases and other contracts, now or hereafter existing and securing or otherwise relating to any such accounts, contract rights, chattel paper, instruments, general intangibles or obligations (including without limitation, the contracts described in Schedule II hereto) (any and all such accounts, contract rights, chattel paper, instruments, general intangibles and obligations being hereinafter referred to as the "Receivables", and any and all such security agreements, leases and other contracts being hereinafter referred to as the "Related Contracts"); and

          (d) all proceeds of any and all of the foregoing Collateral and, to the extent not otherwise included, all payments under insurance (whether or not the Lender is the loss payee thereof) (subject, however, to those provisions in that certain Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated of even date herewith, between the Grantor and the Lender, for the Cheyenne Hotel Property (as defined in the Loan Agreement) with respect to making insurance proceeds available for restorations), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral; in each case, howsoever the Grantor's interest therein may arise or appear (whether by ownership, security interest, claim or otherwise).

          SECTION 3. SECURITY FOR OBLIGATIONS. The security interest created hereby in the Collateral constitutes continuing collateral security for all of the following obligations, whether now existing or hereafter incurred (the "Obligations"):


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          (a)  the prompt payment by the Grantor, as and when due and payable, of all amounts from time to time owing by it in respect of the Loan Agreement, the Notes and the other Loan Documents; and

          (b) the due performance and observance by the Grantor of all of its other obligations from time to time existing in respect of the Loan Documents.

          SECTION 4. REPRESENTATIONS AND WARRANTIES. The Grantor represents and warrants as follows:

          (a) The Grantor (i) is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation as set forth on the first page hereof, and (ii) has all requisite power and authority to execute, deliver and perform this Agreement.

          (b) The execution, delivery and performance by the Grantor of this Agreement (i) have been duly authorized by all necessary corporate action, (ii) do not and will not contravene its charter or by-laws, law or any contractual restriction binding on or affecting the Grantor or any of its properties, and
(iii) do not and will not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its properties, except as contemplated by the Loan Documents.

          (c) This Agreement is a legal, valid and binding obligation of the Grantor, enforceable against the Grantor in accordance with its terms.

          (d) All Equipment and Inventory now existing is, and all Equipment and Inventory hereafter existing will be, located at the address(es) specified therefor in Schedule III hereto. The Grantor's chief place of business and chief executive office, the place where the Grantor keeps its records concerning Receivables and all originals of all chattel paper which constitute Receivables are located at the address specified therefor in Schedule III. None of the Receivables is evidenced by a promissory note or other instrument. Set forth as
Schedule IV hereto is a complete and correct list of each trade name used by the Grantor.

          (e) The Grantor has delivered to the Lender complete and correct copies of each Related Contract in its possession described in Schedule II hereto, including all schedules and exhibits thereto. To the best of the Grantor's knowledge, each such Related Contract sets forth the entire agreement and understanding of the parties thereto relating to the subject matter thereof, and there are no other agreements, arrangements or understandings, written or oral, relating to the matters covered thereby or the rights of the Grantor or any of its Affiliates in respect thereof. Other than those Related Contracts which the Grantor acquired in connection with its acquisition of the Cheyenne Hotel Property and to which the Grantor is not a signatory, each Related Contract now existing is, and each other Related Contract will be the legal, valid and binding obligation of the parties thereto, enforceable against such parties in accordance with its terms. To the best of Grantor's knowledge, without independent inquiry, all Related Contracts which have been assigned to Grantor are legal, valid and binding obligations of the Grantor.


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          (f)  Except as otherwise provided in the Loan Agreement, the Grantor is and will be at all times the owner of the Collateral free and clear of any lien, security interest or other charge or encumbrance except for (i) the security interest created by this Agreement and (ii) the security interests and other encumbrances described in Schedule V hereto. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording or filing office except (i) such as may have been filed in favor of the Lender relating to this Agreement and (ii) such as may have been filed to perfect or protect any security interest or encumbrance described in Schedule V hereto.

          (g) The exercise by the Lender of its rights and remedies hereunder will not contravene any law or contractual restriction binding on or affecting the Grantor or any of its properties and will not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its properties.

          (h) Except as otherwise provided in the Loan Agreement, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other regulatory body is required for (i) the due execution, delivery and performance by the Grantor of this Agreement, (ii) the grant by the Grantor, or the perfection, of the security interest purported to be created hereby in the Collateral or (iii) the exercise by the Lender of any of its rights and remedies hereunder, except for the filing under the Code of the financing statement(s) required to be filed pursuant to the Loan Agreement, all of which financing statements have been duly filed and are in full force and effect.

          (i) This Agreement creates a valid security interest in favor of the Lender in the Collateral as security for the Obligations. The Lender's having possession of all instruments and cash constituting Collateral from time to time and the filing of the financing statements required to be filed pursuant to the Loan Agreement results in the perfection of such security interest. Such security interest is, or in the case of Collateral in which the Grantor obtains rights after the date hereof, will be, a perfected, first priority security interest, subject only to the security interests and other encumbrances described in Schedule V hereto. Such filings and all other action necessary or desirable to perfect and protect such security interest have been duly taken, except for the Lender's having possession of instruments and cash constituting Collateral after the date hereof.

          SECTION 5. COVENANTS AS TO THE COLLATERAL. So long as any of the Obligations (as such term is defined in clause (i) of Section 1.01 of the Loan Agreement) shall remain outstanding, unless the Lender shall otherwise consent in writing:

          (a) FURTHER ASSURANCES. The Grantor will at its expense, at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable or that the Lender may request in order (i) to perfect and protect the security interest purported to be created hereby, (ii) to enable the Lender to exercise and enforce its rights and remedies hereunder in respect of the Collateral or (iii) to otherwise effect the purposes of this Agreement, including, without limitation: (A) marking conspicuously each chattel paper included in the Receivables and each Related Contract and, at the request of the Lender, each of its records pertaining to the Collateral with a legend, in form and


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substance satisfactory to the Lender, indicating that such chattel paper,
Related Contract or Collateral is subject to the security interest created hereby, (B) if any Receivable shall be evidenced by a promissory note or other instrument or chattel paper, delivering and pledging to the Lender hereunder such note, instrument or chattel paper duly indorsed and accompanied by executed instruments of transfer or assignment, all in form and substance satisfactory to the Lender, (C) executing and filing such financing or continuation statements, or amendments thereto, as may be necessary or desirable or that the Lender may request in order to perfect and preserve the security interest purported to be created hereby, (D) furnishing to the Lender from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Lender may reasonably request, all in reasonable detail, and (E) upon the acquisition after the date hereof by the Grantor of any Equipment covered by a certificate of title or ownership, cause the Lender to be listed as the lienholder (or, in the event such Equipment is subject to a purchase money security interest (a "Permitted Lien"), as a junior lienholder) on such certificate of title and within 60 days of the acquisition thereof and deliver evidence of the same to the Lender.

          (b) LOCATION OF EQUIPMENT AND INVENTORY. The Grantor will keep the Equipment and Inventory (other than Inventory and used Equipment sold in the ordinary course of business) at the location[s] specified therefor in Section 4(d) hereof.

          (c) CONDITION OF EQUIPMENT. The Grantor will cause the Equipment to be maintained and preserved in the same condition, repair and working order as when acquired, ordinary wear and tear excepted, and in accordance with any manufacturer's manual, and will forthwith, or in the case of any loss or damage to any Equipment as quickly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements, and other improvements in connection therewith which are necessary or desirable or that the Lender may request to such end. The Grantor will promptly furnish to the Lender a statement respecting any loss or damage in excess of $10,000 to any Equipment.

          (d) TAXES. The Grantor will pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Equipment and Inventory, except to the extent the validity thereof is being contested in good faith by proper proceedings which stay the imposition of any penalty, fine or lien resulting from the non-payment thereof and with respect to which adequate reserves have been set aside for the payment thereof.

          (e)  INSURANCE.

               (i) The Grantor will, at its own expense, maintain insurance with respect to the Equipment and Inventory in such amounts, against such risks, in such form and with such insurers, as shall be satisfactory to the Lender from time to time. Each policy for liability insurance shall provide for all losses to be paid on behalf of the Lender and the Grantor as their respective interests may appear, and each policy for property damage insurance shall provide for all losses to be adjusted with, and paid directly to, the Lender; PROVIDED, HOWEVER, that with respect to Equipment subject to a Permitted Lien, the Lender's rights may be subject to the rights of the holder

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of such Permitted Lien.  Except as required by any agreement which creates a
Permitted Lien, or as otherwise provided in the Loan Documents, each such policy shall in addition (A) name the Grantor and the Lender as insured parties thereunder (without any representation or warranty by or obligation upon the Lender) as their interests may appear, (B) contain the agreement by the insurer that any loss thereunder shall be payable to the Lender notwithstanding any action, inaction or breach of representation or warranty by the Grantor, (C) provide that there shall be no recourse against the Lender for payment of premiums or other amounts with respect thereto and (D) provide that at least 30 days' prior written notice of cancellation or of lapse shall be given to the Lender by the insurer. The Grantor will, if so requested by the Lender, deliver to the Lender original or duplicate policies of such insurance and, as often as the Lender may reasonably request, a report of a reputable insurance broker with respect to such insurance. The Grantor will also, at the request of the Lender, duly execute and deliver instruments of assignment of such insurance policies and cause the respective insurers to acknowledge notice of such assignment.

               (ii) Reimbursement under any liability insurance maintained by the Grantor pursuant to this Section 5(e) may be paid directly to the Person who shall have incurred liability covered by such insurance. In the case of any loss involving damage to Equipment or Inventory as to which paragraph (iii) of this Section 5(e) is not applicable, the Grantor will make or cause to be made the necessary repairs to or replacements of such Equipment or Inventory, and any proceeds of insurance maintained by the Grantor pursuant to this Section 5(e) shall be paid to the Grantor as reimbursement for the costs of such repairs or replacements.

               (iii) Except as otherwise provided in the Loan Documents, upon the occurrence and during the continuance of an Event of Default or the actual or constructive total loss (in excess of $10,000 per occurrence) of any Equipment or Inventory, all insurance payments in respect of such Equipment or Inventory shall be paid to the Lender and applied as specified in Section 7(b) hereof.
          (f)  PROVISIONS CONCERNING THE RECEIVABLES AND THE RELATED CONTRACTS.

               (i) The Grantor will (A) give the Lender prompt notice of any change in the Grantor's name, identity or corporate structure, (B) keep its chief place of business and chief executive office and all originals of all chattel paper which constitute Receivables at the location[s] specified therefor in Section 4(d) hereof, and (C) keep adequate records concerning the Receivables and such chattel paper and permit representatives of the Lender at any time during normal business hours to inspect and make abstracts from such records and chattel paper.

               (ii) The Grantor will duly perform and observe all of its obligations under each Related Contract and, except as otherwise provided in this Subsection (f), continue to collect, at its own expense, all amounts due or to become due under the Receivables. In connection with such collections, the Grantor may (and, at the Lender's direction, will) take such action as the Grantor or the Lender may deem necessary or advisable to enforce collection or performance of the Receivables; PROVIDED, HOWEVER, that the Lender shall have the right at any time, upon the occurrence and during the continuance of an Event of Default or an event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default, and upon written notice to

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the Grantor of its intention to do so, to notify the account debtors or obligors under any Receivables of the assignment of such Receivables to the Lender and to direct such account debtors or obligors to make payment of all amounts due or to become due to the Grantor thereunder directly to the Lender and, upon such notification and at the expense of the Grantor and to the extent permitted by law, to enforce collection of any such Receivables and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as the Grantor might have done. After receipt by the Grantor of the notice from the Lender referred to in the proviso to the immediately preceding sentence, (A) all amounts and proceeds (including instruments) received by the Grantor in respect of the Receivables shall be received in trust for the benefit of the Lender hereunder, shall be segregated from other funds of the Grantor and shall be forthwith paid over to the Lender in the same form as so received (with any necessary indorsement) to be held as cash collateral and either (1) released to the Grantor so long as no Event of Default shall have occurred and be continuing or (2) if any Event of Default shall have occurred and be continuing, applied as specified in Section 7(b) hereof, and (B) the Grantor will not adjust, settle or compromise the amount or payment of any Receivable or release wholly or partly any account debtor or obligor thereof or allow any credit or discount thereon.

               (iii) Upon the occurrence and during the continuance of any breach or default under any Related Contract referred to in Schedule II hereto or otherwise specified by the Lender from time to time by any party thereto other than the Grantor, (A) the Grantor will, promptly after obtaining knowledge thereof, give the Lender written notice of the nature and duration thereof, specifying what action, if any, it has taken and proposes to take with respect thereto, (B) the Grantor will not, without the prior written consent of the Lender, declare or waive any such breach or default or affirmatively consent to the cure thereof or exercise any of its remedies in respect thereof, and (C) the Grantor will, upon written instructions from the Lender and at the Grantor's expense, take such action as the Lender may deem necessary or advisable in respect thereof.

               (iv) The Grantor will, at its expense, promptly deliver to the Lender a copy of each notice or other communication received by it by which any other party to any Related Contract referred to in Schedule II hereto or otherwise specified by the Lender from time to time purports to exercise any of its rights or affect any of its obligations thereunder, together with a copy of any reply by the Grantor thereto.

               (v) Except as otherwise permitted in the Loan Agreement, the Grantor will not, without the prior written consent of the Lender, cancel, terminate, amend, modify, or waive any provision of, any Related Contract referred to in Schedule II hereto or otherwise specified by the Lender from time to time.

          (g)  MOTOR VEHICLES.

               (i) Within 60 days of the date hereof, the Grantor shall deliver to the Lender photocopies of the certificates of title or ownership for the Motor Vehicles owned by it with the Lender listed as lienholder.

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               (ii)  Upon the acquisition after the date hereof by the
Grantor of any Motor Vehicle, the Grantor shall deliver to the Lender photocopies of the certificates of title or ownership for such Motor Vehicle, together with the manufacturer's statement of origin, with the Lender listed as lienholder.

               (iii) The Grantor hereby appoints the Lender as its attorney-in-fact, exercisable upon the occurrence of an Event of Default, effective the date hereof and terminating upon the termination of this Agreement, for the purpose of (i) executing on behalf of the Grantor title or ownership applications for filing with appropriate Governmental Authorities to enable Motor Vehicles now owned or hereafter acquired by the Grantor to be retitled and the Lender listed as lienholder thereof, (ii) filing such applications with such state agencies and (iii) executing such other documents and instruments on behalf of, and taking such other action in the name of, the Grantor as the Lender may deem necessary or advisable to accomplish the purposes hereof (including, without limitation, for the purpose of creating in favor of the Lender a perfected lien on the Motor Vehicles and exercising the rights and remedies of the Lender hereunder). This appointment as attorney-in-fact is irrevocable and coupled with an interest.

               (iv) Any photocopies of certificates of title or ownership delivered pursuant to the terms hereof shall be accompanied by odometer statements for each Motor Vehicle covered thereby.

               (v) So long as no Event of Default or event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default shall have occurred and be continuing, upon the request of the Grantor, the Lender shall execute and deliver to the Grantor such instruments as the Grantor shall reasonably request to remove the notation of the Lender as lienholder on any certificate of title for any Motor Vehicle; provided that any such instruments shall be delivered, and the release effective, only upon receipt by the Lender of a certificate from the Grantor, stating that the Motor Vehicle the lien on which is to be released is to be sold or has suffered a casualty loss (with title thereto passing to the casualty insurance company therefor in settlement of the claim for such loss) and any proceeds of such sale or casualty loss being paid to the Lender hereunder to be applied to the Obligations then outstanding in the manner contemplated by Section 7(b) hereof.

          (h) INSPECTION AND REPORTING. The Grantor shall permit representatives of the Lender, upon reasonable notice and at any time during normal business hours, to inspect and make abstracts from its books and records pertaining to the Collateral, and permit representatives of the Lender to be present at the Grantor's place of business to receive copies of all communications and remittances relating to the Collateral, and to forward copies of any notices or communications received or made by the Grantor with respect to the Collateral, all in such manner as the Lender may require.

          (i) TRANSFERS AND OTHER LIENS. The Grantor will not (i) sell, assign (by operation of law or otherwise), exchange or otherwise dispose of any of the Collateral (except for sales or other dispositions of Inventory and used Equipment in the ordinary course of business) or (ii) create or suffer to exist any lien, security interest or other charge or encumbrance upon or with

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respect to any of the Collateral except for (A) the security interest created hereby and (B) the security interests and other encumbrances described in
Schedule V hereto.

          SECTION 6.  ADDITIONAL PROVISIONS CONCERNING THE COLLATERAL.

          (a) The Grantor hereby authorizes the Lender to file, without the signature of the Grantor where permitted by law, one or more financing or continuation statements, and amendments thereto, relating to the Collateral.

          (b) The Grantor hereby irrevocably appoints the Lender the Grantor's attorney-in-fact and proxy, with full authority in the place and stead of the Grantor and in the name of the Grantor or otherwise, from time to time in the Lender's discretion, and following the occurrence of an Event of Default, to take any action and to execute any instrument which the Lender may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation: (i) to obtain and adjust insurance required to be paid to the Lender pursuant to Section 5(e) hereof, (ii) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any Collateral, (iii) to receive, indorse, and collect any drafts or other instruments, documents and chattel paper in connection with clause (i) or (ii) above and (iv) to file any claims or take any action or institute any proceedings which the Lender may deem necessary or desirable for the collection of any Collateral or otherwise to enforce the rights of the Lender with respect to any Collateral.

          (c) If the Grantor fails to perform any agreement contained herein after the expiry of any applicable grace period, the Lender may itself perform, or cause performance of, such agreement or obligation, and the expenses of the Lender incurred in connection therewith shall be payable by the Grantor pursuant to Section 8 hereof.

          (d) The powers conferred on the Lender hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Lender shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

          (e) Anything herein to the contrary notwithstanding, (i) the Grantor shall remain liable under the Related Contracts to the extent set forth therein to perform all of its obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by the Lender of any of its rights hereunder shall not release the Grantor from any of its obligations under the Related Contracts and (iii) the Lender shall not have any obligation or liability by reason of this Agreement under the Related Contracts nor shall the Lender be obligated to perform any of the obligations or duties of the Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

          SECTION 7. REMEDIES UPON DEFAULT. If an Event of Default shall have occurred and be continuing:

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          (a)  The Lender may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all of the rights and remedies of a secured party on default under the Code (whether or not the Code applies to the affected Collateral), and also may (i) require the Grantor to, and the Grantor hereby agrees that it will at its expense and upon request of the Lender forthwith, assemble all or part of the Collateral as directed by the Lender and make it available to the Lender at a place to be designated by the Lender which is reasonably convenient to both parties and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Lender's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Lender may deem commercially reasonable. The Grantor agrees that, to the extent notice of sale shall be required by law, at least 10 days' notice to the Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Lender shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Grantor hereby waives any claims against the Lender arising by reason of the fact that the price at which the Collateral may have been sold at a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if the Lender accepts the first offer received and does not offer the Collateral to more than one offeree.

          (b) Any cash held by the Lender as Collateral and all cash proceeds received by the Lender in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral shall be applied as follows:

               (i) First, to the payment of the reasonable costs and expenses, including reasonable attorneys' fees and legal expenses, incurred by the Lender in connection with (A) the administration of this Agreement, (B) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Collateral, (C) the exercise or enforcement of any of the rights of the Lender hereunder or (D) the failure of the Grantor to perform or observe any of the provisions hereof;

               (ii) Second, at the option of the Lender, to the payment or other satisfaction of any liens and other encumbrances upon any of the Collateral;

               (iii) Third, ratably to the payment of the Obligations, first in respect of any fees not covered by clause (i) above, second, in respect of accrued but unpaid interest on the Loans, and third, in respect of unpaid principal of the Loans;

               (iv) Fourth, to the payment of any other amounts required by applicable law (including, without limitation, Section 9-504(1)(c) of the Code or any successor or similar, applicable statutory provision); and

               (v) Fifth, the surplus proceeds, if any, to the Grantor or to whomsoever shall be lawfully entitled to receive the same or as a court of competent jurisdiction shall direct.

          (c) In the event that the proceeds of any such sale, collection or realization are insufficient to pay all amounts to which the Lender is legally entitled, the Grantor shall be liable for the deficiency, together with interest thereon at the highest rate specified in any Note for interest on overdue principal thereof or such other rate as shall be fixed by applicable law, together with the costs of collection and the reasonable fees of any attorneys employed by the Lender to collect such deficiency.

          SECTION 8.  INDEMNITY AND EXPENSES.

          (a) The Grantor agrees to indemnify the Lender from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting solely and directly from the Lender's gross negligence or willful misconduct.

          (b) The Grantor will upon demand pay to the Lender the amount of any and all costs and expenses, including the reasonable fees and disbursements of the Lender's counsel and of any experts and Lenders, which the Lender may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Collateral, (iii) the exercise or enforcement of any of the rights of the Lender hereunder, or (iv) the failure by the Grantor to perform or observe any of the provisions hereof.

          SECTION 9. NOTICES, ETC. All notices and other communications provided for hereunder shall be in writing and shall be mailed, telegraphed or delivered, if to the Grantor, to it at its address specified in the Loan Agreement; if to the Lender, to it at its address specified in the Loan Agreement; or as to either such Person at such other address as shall be designated by such Person in a written notice to such other Persons complying as to delivery with the terms of this Section 9. All such notices and other communications shall be effective (i) if mailed, when deposited in the mails,
(ii) if telegraphed, when delivered to the telegraph company, or (iii) if delivered, upon delivery.

          SECTION 10.  MISCELLANEOUS.

          (a) No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by the Grantor and the Lender, and no waiver of any provision of this Agreement, and no consent to any departure by the Grantor therefrom, shall be effective unless it is in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          (b) No failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Lender provided herein and in the other Loan Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Lender under any Loan Document against any party thereto are not conditional or contingent on any attempt by the Lender to exercise any of its rights under any other Loan Document against such party or against any other Person.

          (c) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or invalidity without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

          (d) This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the indefeasible payment in full or release of the Obligations (as such term is defined in clause
(i) of Section 1.01 of the Loan Agreement), (ii) be binding on the Grantor and its successors and assigns and shall inure, together with all rights and remedies of the Lender hereunder, to the benefit of the Lender and its respective successors, transferees and assigns. Without limiting the generality of the foregoing, the Lender may assign or otherwise transfer any Note or portion thereof held by it, and the Lender may assign or otherwise transfer its rights under any other Loan Document to any other Person, and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to the Lender, herein or otherwise. None of the rights or obligations of the Grantor hereunder may be assigned or otherwise transferred without the prior written consent of the Lender.

          (e) Upon the satisfaction in full of the Obligations, (i) this Agreement and the security interest created hereby shall terminate and all rights to the Collateral shall revert to the Grantor, and (ii) the Lender will, upon the Grantor's request and at the Grantor's expense, (A) return to the Grantor such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof and (B) execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination.

          (f) This Agreement shall be governed by and construed in accordance with the law of the State of New York, except as required by mandatory provisions of law and except to the extent that the validity or perfection or the perfection and the effect of the perfection or non-perfection of the security interest created hereby, or remedies hereunder, in respect of any particular Collateral are governed by the law of a jurisdiction other than the State of New York.

          (g) Any legal action or proceeding with respect to this Agreement or any document related thereto may be brought in the courts of the State of New York or the United States of America for the Southern District of New York, and, by execution and delivery of this Agreement, the Grantor hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The Grantor hereby irrevocably waives any objection, including, without limitation, any objection to the laying of venue or based on the grounds of FORUM NON CONVENIENS, which it may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions and consents to the granting of such legal or equitable relief as is deemed appropriate by the court.

          (h) The Grantor irrevocably consents to the service of process of any of the aforesaid courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such Grantor at its address provided herein, such service to become effective 30 days after such mailing.

          (i) Nothing contained herein shall affect the right of the Lender to serve process in any other manner permitted by law or commence legal proceedings or otherwise proceed against the Grantor or any of the Grantor's property in any other jurisdiction.

          (j) EACH OF THE GRANTOR AND (BY ITS ACCEPTANCE OF THIS AGREEMENT) THE LENDER WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, VERBAL OR WRITTEN STATEMENT OR OTHER ACTION OF THE PARTIES HERETO.

          IN WITNESS WHEREOF, the Grantor has caused this Agreement to be executed and delivered by its officer thereunto duly authorized, as of the date first above written.

                              SPEAKEASY GAMING OF LAS VEGAS, INC.



                              By:   /s/ Edson R. Arneault
                                  --------------------------------------

                              Name: Edson R. Arneault

                              Title:    President, Chief Executive Officer